CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund III of our report dated December 22, 2017, relating to the financial statements and financial highlights, which appears in Catholic Investor Core Bond Fund (formerly, Knights of Columbus Core Bond Fund), Catholic Investor Limited Duration Fund (formerly, Knights of Columbus Limited Duration Bond Fund), Catholic Investor Large Cap Growth Fund (formerly, Knights of Columbus Large Cap Growth Fund), Catholic Investor Large Cap Value Fund (formerly, Knights of Columbus Large Cap Value Fund), Catholic Investor Small Cap Fund (formerly, Knights of Columbus Small Cap Equity Fund), and Catholic Investor International Equity Fund (formerly, Knights of Columbus International Equity Fund) (collectively the “Funds”) Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund III of our report dated December 26, 2017, relating to the financial statements and financial highlights, which appears in Chiron Capital Allocation Fund and Chiron SMid Opportunities Fund (collectively referred to as the “Funds”) Annual Report on Form N-CSR for the period ended October 31, 2017. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund III of our report dated December 22, 2017, relating to the financial statements and financial highlights, which appears in NorthPointe Small Cap Value Fund and NorthPointe Large Cap Value Fund (collectively referred to as the “Funds”) Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund III of our report dated December 26, 2017, relating to the financial statements and financial highlights, which appears in PineBridge Dynamic Asset Allocation Fund’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2018